UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 14, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 11, 2016, Cellectar Biosciences, Inc. (the “Company”) dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors recommended and approved the dismissal of GT.

GT’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 does not contain an adverse opinion or a disclaimer of opinion; nor was such report qualified or modified as to audit scope, uncertainty or accounting principles other than an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through July 11, 2016, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of GT, would have caused GT to make reference to the matter in its reports on the financial statements for such years. There was a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through July 11, 2016, related to the material weakness in the Company’s internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2015 and 2014, as filed on March 11, 2016 (the “2015 Form 10-K”). As disclosed in the 2015 Form 10-K, the Company concluded that a material weakness existed as of December 31, 2015 and 2014, in the design and operating effectiveness of its internal control over financial reporting with respect to complex, non-recurring accounting issues.

The Company provided GT with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and requested that GT furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements related to GT made by the Company in this Form 8-K. A copy of GT’s letter to the SEC, dated July 14, 2016, is attached as Exhibit 16.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated July 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2016	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated July 14, 2016

4